Supplement dated May 1, 2019 to the following booklets dated May 1, 2019:

MultiOption(r) Select Variable Annuity

Securian Funds Trust Changes
*	SFT Mortgage Securities Fund merged into SFT Core Bond Fund

On November 29, 2018, a special meeting of the shareholders of the Securian Funds Trust ("SFT") was held to consider the reorganization of the SFT Mortgage Securities Fund into the SFT Core Bond Fund. At the meeting, shareholders of the SFT Mortgage Securities Fund approved an Agreement and Plan of Reorganization ("Reorganization"), pursuant to which substantially all of the assets of the SFT Mortgage Securities Fund were transferred to the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund, and in complete liquidation of the SFT Mortgage Securities Fund. The Reorganization closed November 30, 2018. All general and specific references to the SFT Mortgage Securities Fund are hereby removed from the prospectus, summary prospectus, and statement of additional information.


Ivy Variable Insurance Portfolios
*	Ivy VIP Micro Cap Growth Portfolio will be merging into Ivy VIP Small Cap
Growth Portfolio

On November 1, 2018, a meeting of the shareholders of the Ivy VIP Micro Cap Growth Portfolio ("Ivy VIP Micro Cap Growth Fund") was held for the purpose of approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Ivy VIP Micro Cap Growth Fund to, and the assumption of all of the liabilities of the Ivy VIP Micro Cap Growth Fund by, the Ivy VIP Small Cap Growth Portfolio ("Ivy VIP Small Cap Growth Fund") in exchange for shares of the Ivy VIP Small Cap Growth Fund and the distribution of such shares to the shareholders of the Ivy VIP Micro Cap Growth Fund, in complete liquidation of the Ivy VIP Micro Cap Growth Fund (the "merger").

Effective on November 5, 2018, the merger, the (i) Ivy VIP Micro Cap Growth Fund merged into the Ivy VIP Small Cap Growth Fund and (ii) the surviving fund, the Ivy VIP Small Cap Growth Fund, was added as an investment option to those variable annuity and variable life insurance products (the "Products" or "Product") listed above that currently do not offer the surviving fund. All instructions for the Ivy VIP Micro Cap Growth Fund received after November 5, 2018, will be deemed instructions for the Ivy VIP Small Cap Growth Fund. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including outstanding instructions under any automatic or systematic transfer option).
After the merger, the Ivy VIP Micro Cap Growth Fund will no longer be an investment option for the Products. The Sub-Account offered under your Product that was previously investing in the Ivy VIP Micro Cap Growth Fund will invest in the Ivy VIP Small Cap Growth Fund and, thereafter, the policy or contract value will depend on the performance of the Ivy VIP Small Cap Growth Fund. All references in the Product prospectuses to the Ivy VIP Micro Cap Growth Fund will be replaced with the Ivy VIP Small Cap Growth Fund.


Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 800-362-3141.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 800-362-3141. Your election to receive reports in paper will apply to all portfolio companies under your contract.